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                                                                  EXHIBIT 23.01


                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the incorporation by reference of our report dated August 22, 1997 included in this Form 8-K into Crescent Real Estate Equities Company's previously filed Registration Statements No. 33-91438, No. 33-92548, No. 333-3450, No. 333-3452, No.
333-3454, No. 333-13521, No. 333-21905, No. 333-23005 and No. 333-33893.





                                                    ARTHUR ANDERSEN LLP

Dallas, Texas
   September 30, 1997